                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported)         December 29, 1995


                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
            (Exact name of registrant as specified in its charter)



          Delaware                    0-16217             33-0041789
(State or other jurisdiction        (Commission          (IRS Employer
      of incorporation)             File Number)      Identification No.)


 4710 Bellaire Blvd., Suite 301, Bellaire, Texas            77401
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code  (713) 662-2699

 ................................................................................
         (Former name or former address, if changed since last report.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     None.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 29, 1995, Gaia Technologies, Inc., a Texas corporation ("Sub") and wholly-owned subsidiary of the issuer (North American Technologies Group, Inc., which is sometimes referred to herein as "NATK"), acquired substantially all of the assets of GAIA Holdings, Inc., a Delaware corporation formerly known as GAIA Technologies, Inc. ("Gaia Holdings"), and two of its affiliates, Thor Ventures, L.C., a Texas limited liability company ("Thor Ventures"), and Thor Industries, Inc., a Texas corporation ("Thor Industries;" together with Gaia Holdings and Thor Ventures, the "Seller"). The acquired assets (the "Assets") consist of a number of patented and proprietary technologies and other business assets (including among others certain equipment, inventory and raw materials) relating to the use of recycled rubber and plastics for the manufacture and distribution of porous pipe, synthetic construction materials and certain other products with advanced structural properties, together with substantially all other business assets of the Seller relating thereto. NATK currently intends to continue to use the Assets in the same business as did the Seller.

     The consideration paid for the Assets included (i) the issuance of 1,666,667 shares (the "Shares") of common stock, par value $.001 per share ("NATK Common Stock"), of NATK, (ii) the payment of $305,500 in cash, (iii) the issuance of a 90-day promissory note (the "90-Day Note") by NATK and Sub in the principal amount of $1,050,000.00 and (iv) the forgiveness of certain debt obligations (together with all interest owed thereon) owed by Seller to NATK of approximately $1,881,400. A portion of the cash payment described in (ii) above was applied from the proceeds of a recent sale of shares of NATK's Series D Convertible Preferred Stock.

     The 90-Day Note bears interest at an annual rate of twelve percent (12%), and is secured by a lien on and security interest in all of the Assets.
Interest payments on the 90-Day Note are due and payable monthly, and the entire principal thereof and all accrued and unpaid interest thereon is due and payable in full on March 28, 1996.

     In connection with the purchase of the Assets, NATK also agreed to pay, during a 15-year period, certain royalty payments and license fees based on the gross margin (defined as the difference between revenues and cost of goods sold, as calculated pursuant to the terms of a written royalty agreement) from sales of certain products manufactured using the technologies included in the Assets and sublicenses of such technologies.

     Sub also entered into written employment agreements with each of Henry W. Sullivan, formerly of Gaia Holdings, and William Aldrich, formerly of Thor Ventures. Under such agreements, Mr. Sullivan will serve as President of Sub, and Mr. Aldrich will serve as an executive officer of Sub, in exchange for certain salary payments and other benefits, including among others the issuance by NATK of options to each such person to acquire up to 200,000 shares of NATK Common Stock (an aggregate of 400,000 shares of NATK Common Stock) at an exercise price of $2.50 per share, 25% of which options vest each year over a four-year period. NATK also agreed to cause Mr. Aldrich to be appointed to the Board of Directors of NATK in the first half of 1996.

     In addition, NATK entered into a Crosstie Purchase Option and Loan Agreement pursuant to which it acquired an option (the "Crosstie Purchase Option") to purchase all of the capital stock of TIETEK, INC., a Texas corporation ("TieTek") which is an affiliate of Seller. NATK may exercise the Crosstie Purchase Option during a two-year period (which period may be extended for an additional year under certain circumstances) by forgiving all then-outstanding indebtedness under the Crosstie Loan referred to below, and paying certain royalty payments based on products to be sold by TieTek after the exercise of the Crosstie Purchase Option. In connection with the sale of the Assets, TieTek received the right to use certain of the patented and proprietary technologies included in the Assets to produce railroad crossties and certain other related products.

     NATK also agreed in the Crosstie Purchase Option and Loan Agreement to lend up to $1,500,000 (the "Crosstie Loan") to TieTek, the proceeds of which loan are to be used in connection with developing TieTek's business. To date, NATK has lent to TieTek an aggregate of approximately $220,000 of such Crosstie Loan amount. The Crosstie Loan is secured by a pledge of, and lien on, all of TieTek's assets and capital stock, and 666,667 of the Shares.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

     None.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     None.

ITEM 5.  OTHER EVENTS.

     Effective December 31, 1994, NATK and Euro Scotia Funding Limited ("ESF") renegotiated certain outstanding obligations owed by each party to the other, as a result of which, a new note agreement, which included a promissory note (the "ESF Note"), was entered into that provided for repayment (after certain offsets) by ESF in favor of NATK of a net amount of approximately $2,801,000 as of December 31, 1994. In connection therewith, U.S. Treasury Bills were required to have been placed in an account with a brokerage firm, which brokerage firm agreed to hold such collateral for the benefit of NATK until the ESF Note was paid in full. The first cash repayment under such ESF Note was due to be paid in early January 1996, in the principal amount of approximately $178,000, plus accrued and unpaid interest. Principal payments of approximately $328,000, plus accrued interest, are due each six months thereafter until the ESF Note is paid in full.

     The January 1996 payment on the ESF Note was not paid in whole or in part as required by the terms of the ESF Note. NATK is currently in the process of making demand for payment on the ESF Note in accordance with the terms of such ESF Note and applicable law. In addition, NATK's management is exploring its other options against ESF and the brokerage firm charged with holding the collateral for the ESF Note.

     NATK recently learned that, in the last quarter of 1995, the brokerage firm that holds the collateral for the ESF Note and an affiliate of ESF were named as defendants in a lawsuit filed by the Florida Department of Insurance in which it is alleged among other things that such brokerage firm issued false account confirmations. NATK has also learned that such brokerage firm has applied for a withdrawal as a registered broker/dealer in a number of states, including the state in which such securities were to have been held.

     In early 1996, the Company also learned that the United States Securities and Exchange Commission sought and was granted in late December 1995, a temporary restraining order against certain affiliates of ESF in the United States District Court for the District of Colorado that, among other things, froze investor funds of the defendants and certain of their affiliates, and required each such party to prevent the disposition, transfer or other disposal of any of their funds or other assets then held by them, under their control or over which they exercise investment or other authority.

     After learning of the Florida lawsuit, NATK has unsuccessfully attempted to gain reliable confirmations of the existence and value of the securities that were to have been held for NATK's benefit in connection with the ESF Note. NATK is uncertain at this time what effect, if any, the failure of the January 1996 payment to have been made, the results of the litigation and other matters described above may have upon the ESF Note and such securities. If satisfactory alternative collateral arrangements cannot be obtained, NATK may be required to write off all or a portion of the ESF Note.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     None.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          Note: GAIA Holdings, Inc., a Delaware corporation, was formerly known as GAIA Technologies, Inc. As used in Items 7(a) and 7(b) below, the term, "GAIA Technologies, Inc." refers to GAIA Holdings, Inc., a Delaware corporation.

          (a)  Financial statements of business acquired  (Exhibit F)


               Page
              Number            Description

               F-1       Report of Independent Certified Public Accountants

               F-2 GAIA Technologies, Inc. Balance Sheets for the years ended December 31, 1994, 1993, and 1992

               F-4 GAIA Technologies, Inc. Statements of Loss for the years ended December 31, 1994, 1993, and 1992

               F-5 GAIA Technologies, Inc. Statements of Capital Deficit for the years ended December 31, 1994, 1993, and 1992

               F-6 GAIA Technologies, Inc. Statements of Cash Flows for the years ended December 31, 1994, 1993, and 1992

               F-8       GAIA Technologies, Inc. Summary of Significant
                         Accounting Policies

               F-10      GAIA Technologies, Inc. Notes to Financial Statements

               The interim financial information required by Item 7(a) of Form 8-K is not being filed herewith inasmuch as such information is currently being prepared. NATK contemplates that such financial information will be available in a reasonable amount of time following the filing of this Form 8-K and will endeavor to file such information promptly upon its availability.

          (b)  Pro forma financial information

               The pro forma financial information required by Item 7(b) of Form 8-K is not being filed herewith inasmuch as such information is currently being prepared. NATK contemplates that such financial information will be available in a reasonable amount of time following the filing of this Form 8-K and will endeavor to file such information promptly upon its availability.

          (c)  Exhibits

               Number                    Description

               2.0       Asset Purchase Agreement, entered into as of December
                         29, 1995, by and among North American Technologies
                         Group, Inc., Gaia Technologies, Inc., Gaia Holdings,
                         Inc., Thor Ventures, L.C. and Thor Industries, Inc.

               10.1 Promissory Note, Security Agreement and Pledge, in the principal amount of $1,050,000, issued by North
                         American Technologies Group, Inc. and Gaia
                         Technologies, Inc. in favor of Gaia Holdings, Inc., dated December 29, 1995

               10.2 Gaia/Thor Royalty Agreement, entered into as of December 29, 1995, by and among Gaia Technologies,
                         Inc., North American Technologies Group, Inc., Gaia
                         Holdings, Inc. and Thor Ventures, L.C.

               10.3 Gaia-TieTek License Agreement, entered into as of December 29, 1995, by and between Gaia Technologies,
                         Inc. and TieTek, Inc.

               10.4      Employment Agreement, entered into as of December 29,
                         1995, between Gaia Technologies, Inc. and Henry W.
                         Sullivan

               10.5      Employment Agreement, entered into as of December 29,
                         1995, between Gaia Technologies, Inc. and William T.
                         Aldrich

               10.6 Stock Option Agreement, dated as of December 29, 1995, between North American Technologies Group, Inc. and
                         Henry W. Sullivan

               10.7 Stock Option Agreement, dated as of December 29, 1995, between North American Technologies Group, Inc. and
                         William T. Aldrich

               10.8      Crosstie Purchase Option and Loan Agreement, dated
                         December 29, 1995, by and among North American
                         Technologies Group, Inc., TieTek, Inc., William T.
                         Aldrich, J. Denny Bartell and Henry W. Sullivan

               10.9      Promissory Note, Security Agreement and Pledge, dated
                         December 29, 1995, in the principal amount of $1,500,000, issued by TieTek, Inc. in favor of NATK

ITEM 8.    CHANGE IN FISCAL YEAR.

           None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                      NORTH AMERICAN TECHNOLOGIES GROUP, INC.

Date:  January 12, 1996               /s/ Tim B. Tarrillion
                                      _____________________________________
                                      Tim B. Tarrillion
                                      President and Chief Executive Officer

                   INDEX TO FINANCIAL STATEMENTS AND EXHIBITS

          Note: GAIA Holdings, Inc., a Delaware corporation, was formerly known as GAIA Technologies, Inc. As used in (a) and (b) below, the term, "GAIA Technologies, Inc." refers to GAIA Holdings, Inc., a Delaware corporation.

          (a) Financial statements of business acquired  (Exhibit F)


              Page
             Number    Description

             F-1       Report of Independent Certified Public Accountants

             F-2 GAIA Technologies, Inc. Balance Sheets for the years ended December 31, 1994, 1993, and 1992

             F-4 GAIA Technologies, Inc. Statements of Loss for the years ended December 31, 1994, 1993, and 1992

             F-5 GAIA Technologies, Inc. Statements of Capital Deficit for the years ended December 31, 1994, 1993, and 1992

             F-6 GAIA Technologies, Inc. Statements of Cash Flows for the years ended December 31, 1994, 1993, and 1992

             F-8       GAIA Technologies, Inc. Summary of Significant
                       Accounting Policies

             F-10      GAIA Technologies, Inc. Notes to Financial Statements

              The interim financial information required by Item 7(a) of Form 8-K is not being filed herewith inasmuch as such information is currently being prepared. NATK contemplates that such financial information will be available in a reasonable amount of time following the filing of this Form 8-K and will endeavor to file such information promptly upon its availability.

          (b) Pro forma financial information

              The pro forma financial information required by Item 7(b) of Form 8-K is not being filed herewith inasmuch as such information is currently being prepared. NATK contemplates that such financial information will be available in a reasonable amount of time following the filing of this Form 8-K and will endeavor to file such information promptly upon its availability.

          (c)  Exhibits

               Number                    Description


               2.0       Asset Purchase Agreement, entered into as of December
                         29, 1995, by and among North American Technologies
                         Group, Inc., Gaia Technologies, Inc., Gaia Holdings,
                         Inc., Thor Ventures, L.C. and Thor Industries, Inc.

               10.1 Promissory Note, Security Agreement and Pledge, in the principal amount of $1,050,000, issued by North
                         American Technologies Group, Inc. and Gaia
                         Technologies, Inc. in favor of Gaia Holdings, Inc., dated December 29, 1995

               10.2 Gaia/Thor Royalty Agreement, entered into as of December 29, 1995, by and among Gaia Technologies,
                         Inc., North American Technologies Group, Inc., Gaia
                         Holdings, Inc. and Thor Ventures, L.C.

               10.3 Gaia-TieTek License Agreement, entered into as of December 29, 1995, by and between Gaia Technologies,
                         Inc. and TieTek, Inc.

               10.4      Employment Agreement, entered into as of December 29,
                         1995, between Gaia Technologies, Inc. and Henry W.
                         Sullivan

               10.5      Employment Agreement, entered into as of December 29,
                         1995, between Gaia Technologies, Inc. and William T.
                         Aldrich

               10.6 Stock Option Agreement, dated as of December 29, 1995, between North American Technologies Group, Inc. and
                         Henry W. Sullivan

               10.7 Stock Option Agreement, dated as of December 29, 1995, between North American Technologies Group, Inc. and
                         William T. Aldrich

               10.8      Crosstie Purchase Option and Loan Agreement, dated
                         December 29, 1995, by and among North American
                         Technologies Group, Inc., TieTek, Inc., William T.
                         Aldrich, J. Denny Bartell and Henry W. Sullivan

               10.9      Promissory Note, Security Agreement and Pledge, dated
                         December 29, 1995, in the principal amount of $1,500,000, issued by TieTek, Inc. in favor of NATK

     Independent Certified Public Accountants' Report

     GAIA Technologies, Inc.
     Houston, Texas

     We have audited the accompanying balance sheets of GAIA Technologies, Inc. as of December 31, 1994 and 1993, and the related statements of loss, capital deficit, and cash flows for each of the years in the three year period ending December 31, 1994. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As discussed in Notes 4 and 5, the company had significant transactions with related parties for each of the years in the three year period ending December 31, 1994. Also, as discussed in Note 11, subsequent to December 31, 1994 the company signed a letter of intent to sell substantially all assets of the company.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GAIA Technologies, Inc. as of December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the years in the three year period ending December 31, 1994 in conformity with generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in Note 1 to the financial statements, the company has incurred operating losses since inception and at December 31, 1994, the company had a negative working capital position and a capital deficit. This situation raises substantial doubt about the company's ability to continue as a going concern. Subsequent to December 31, 1994, the company has entered into a letter of intent to sell substantially all assets of the company. The company's ability to continue as a going concern is dependent upon the successful completion of the sale. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                     BDO Seidman, LLP
                                     Certified Public Accountants
     October 2, 1995
     Houston, Texas

--------------------------------------------------------------------------------

December 31,                                             1994       1993
-------------------------------------------------------------------------------
Assets (Notes 4 and 11)
Current
  Cash                                                $ 21,272  $ 30,513
  Accounts receivable, less allowance for doubtful
    accounts of $49,541 at 1994                         11,317    62,236
  Inventories (Note 2)                                  99,056   212,057
  Prepaid expenses and other                             2,000    35,261
-------------------------------------------------------------------------------


Total current assets                                   133,645   340,067

Note receivable, less allowance for doubtful
  collection of $12,603 at 1994                         12,602    25,205

Property and equipment, less accumulated
  depreciation (Note 3)                                233,572   371,445

Organization costs, less accumulated
  amortization of $44,186 and $30,438                   24,564    38,312

Patents and trademarks, less accumulated
  amortization of $21,406 and $10,707                   29,464    40,163
--------------------------------------------------------------------------------

                                                      $433,847  $815,192
================================================================================

                            GAIA Technologies, Inc.


                                Balance Sheets
--------------------------------------------------------------------------------

December 31,                                           1994           1993
--------------------------------------------------------------------------------
Liabilities and Capital Deficit

Current Liabilities

  Notes payable (Note 4)                         $1,335,979     $1,107,086
  Accounts payable:
   Trade                                            227,287        150,617
   Stockholders (Note 4)                             54,220          9,733
  Accrued expenses:
   Payroll taxes (Note 6)                           386,642        222,612
   Other (Note 4)                                   177,167         91,790
--------------------------------------------------------------------------------

Total current liabilities                         2,181,295      1,581,838

Long-term Debt (Note 4)                             500,000        480,000

Investment in joint venture (Note 5)                132,262              -
--------------------------------------------------------------------------------

Total liabilities                                 2,813,557      2,061,838
--------------------------------------------------------------------------------

Redeemable Preferred Stock (Note 7)                 349,981      1,000,000
--------------------------------------------------------------------------------

Commitments and Contingencies (Notes 7 and 11)
--------------------------------------------------------------------------------

Capital Deficit
 Common stock (Note 7)                            2,195,245      1,495,226
 Deficit                                         (4,924,936)    (3,741,872)
--------------------------------------------------------------------------------

Total capital deficit                            (2,729,691)    (2,246,646)
--------------------------------------------------------------------------------
                                              $     433,847       $815,192
================================================================================

                     See accompanying summary of significant accounting policies and notes to financial statements.

                            GAIA Technologies, Inc.


                              Statements of Loss
--------------------------------------------------------------------------------

Year ended December 31,                      1994        1993          1992
--------------------------------------------------------------------------------
Net Sales (Note 8)                       $416,262    $731,134    $1,156,409

Cost of Sales                             408,293     673,101     1,080,908
--------------------------------------------------------------------------------


Gross Profit                                7,969      58,033        75,501

Operating Expenses                      1,015,197   1,648,084     1,350,493
--------------------------------------------------------------------------------

Operating Loss                         (1,007,228) (1,590,051)   (1,274,992)
--------------------------------------------------------------------------------

Other Income (Expense):
  Loss in equity investment (Note 5)     (132,262)          -             -
  Loss on sale of property and
   equipment                              (25,417)    (10,646)            -
  Interest expense (Note 4)              (157,243)   (110,073)      (85,710)
  Other (Note 9)                          148,414     102,702        12,834
--------------------------------------------------------------------------------

Total Other Expense, net                 (166,508)    (18,017)      (72,876)
--------------------------------------------------------------------------------

Net Loss                               (1,173,736) (1,608,068)   (1,347,868)
--------------------------------------------------------------------------------

Weighted Average Number of
 Common Shares Outstanding                 73,533      70,044        66,230
================================================================================

Loss Per Share                            $(15.96)    $(22.96)      $(20.35)
================================================================================

                     See accompanying summary of significant accounting policies and notes to financial statements.

                            GAIA Technologies, Inc.


                         Statements of Capital Deficit
--------------------------------------------------------------------------------


                                   Common Stock (1)
                                ----------------------
                                  Shares       Amount       Deficit          Total
------------------------------------------------------------------------------------
BALANCE, at January
  1, 1992                       66,230     $1,145,247    $ (785,936)      $359,311

Net loss                             -              -    (1,347,868)    (1,347,868)
------------------------------------------------------------------------------------
BALANCE, at December
  31, 1992                      66,230      1,145,247    (2,133,804)      (988,557)

Common stock issued
  for cash                       6,538        349,979             -        349,979

Net loss                             -              -    (1,608,068)    (1,608,068)
------------------------------------------------------------------------------------
BALANCE, at December
  31, 1993                      72,768      1,495,226    (3,741,872)    (2,246,646)

Conversion of preferred
  stock to common stock         12,143        650,019             -        650,019

Common stock issued
  for cash                         778         50,000             -         50,000

Dividends on preferred stock         -              -        (9,328)        (9,328)

Net loss                             -              -    (1,173,736)    (1,173,736)
------------------------------------------------------------------------------------
BALANCE, at December
  31, 1994                      85,689     $2,195,245   $(4,924,936)   $(2,729,691)
====================================================================================

                     See accompanying summary of significant accounting policies and notes to financial statements.

__________________
(1) No stated par, 1,000,000 shares authorized

                            GAIA Technologies, Inc.

                           Statements of Cash Flows
--------------------------------------------------------------------------------

                          Increase (Decrease) in Cash



Year ended December 31,                                1994          1993          1992
-----------------------------------------------------------------------------------------

Cash Flows from Operating Activities:
  Net loss                                       $(1,173,736)  $(1,608,068)  $(1,347,868)
  Adjustments to reconcile net loss
   to net cash used in operating
     activities:
       Loss in equity investment                     132,262             -             -
       Depreciation and amortization                  81,865        97,881        89,724
       Bad debt expense                              105,564       234,559       104,911
       Loss on sale of property and equipment         25,417        10,646             -
       Changes in assets and liabilities:
         Accounts receivable                         (42,042)     (158,347)     (116,415)
         Inventories                                 113,001        69,839       (99,182)
         Prepaid expenses and others                  33,261        13,968       (29,127)
         Accounts payable                            121,157      (100,261)      254,410
         Accrued expenses                            240,079       246,490        39,228
-----------------------------------------------------------------------------------------
Net cash used in operating activities               (363,172)   (1,193,293)   (1,104,319)
-----------------------------------------------------------------------------------------
Cash Flows from Investing Activities:
   Capital expenditures                                    -       (30,647)     (149,600)
   Proceeds from sale of fixed assets                 55,038             -             -
   Advances on note receivable                             -             -       (25,205)
-----------------------------------------------------------------------------------------
Net cash provided by (used in) investing
  activities                                          55,038       (30,647)     (174,805)
-----------------------------------------------------------------------------------------

                            GAIA Technologies, Inc.


                           Statements of Cash Flows
--------------------------------------------------------------------------------

                          Increase (Decrease) in Cash


Year ended December 31,                                1994          1993         1992
-----------------------------------------------------------------------------------------
Cash Flows From Financing Activities:
  Repayment of notes payable                               -       (2,205)    (450,240)
  Proceeds from notes payable and long-term debt     248,893      900,086      701,162
  Proceeds from sale of common stock                  50,000      349,979            -
  Proceeds from sale of preferred stock                    -            -    1,000,000
-----------------------------------------------------------------------------------------
Net cash provided by financing activities            298,893    1,247,860    1,250,922
-----------------------------------------------------------------------------------------
Net increase (decrease) in cash                       (9,241)      23,920      (28,202)
Cash, at beginning of year                            30,513        6,593       34,795
-----------------------------------------------------------------------------------------
Cash, at end of year of year                        $ 21,272   $   30,513   $    6,593
=========================================================================================

                     See accompanying summary of significant accounting policies and notes to financial statements.

                            GAIA Technologies, Inc.

                  Summary of Significant Accounting Policies
--------------------------------------------------------------------------------

Nature of                               GAIA Technologies, Inc. (the
Business                                company), was incorporated on July
                                        10, 1991, in the State of Delaware.
                                        The company is a manufacturer of
                                        porous pipe made from recycled rubber
                                        and thermoplastic.  Also, the company
                                        has certain patented and unpatented
                                        proprietary technology pertaining to
                                        the manufacturing of wood
                                        substitution and alternative building
                                        materials (hard goods) which are to
                                        be made from recycled rubber and
                                        thermoplastic.  As of October 2,
                                        1995, the company has not integrated
                                        this material substitution technology
                                        into its manufacturing process.
                                        However, the company is currently
                                        building a manufacturing line to
                                        produce hard goods and porous pipe
                                        with production scheduled to begin in
                                        December 1995.

Inventories                             Inventories consist of raw materials
                                        and finished goods and are valued at
                                        the lower of cost (first-in,
                                        first-out) or market.  Costs for
                                        finished goods include raw materials,
                                        direct labor and allocation of
                                        manufacturing overhead costs.

Property,                               Property and equipment are stated at
Equipment and                           cost.  Depreciation is computed using
Depreciation                            the straight-line method for both
                                        financial and tax reporting purposes.

Investment in                           The company's investment in its 50%
Joint Venture                           owned joint venture is accounted for
                                        using the equity method of
                                        accounting, whereby, the investment
                                        is carried at cost and adjusted for
                                        the company's proportionate share of
                                        undistributed earnings or losses.

Intangible                              Organization costs are being
Assets                                  amortized by the straight-line method
                                        over a five year period.  Purchased
                                        patents and trademarks are being
                                        amortized by the straight-line method
                                        over their remaining lives of five
                                        years.

Revenue                                 The company recognizes revenues when
Recognition                             the products are shipped.

Income Taxes                            Deferred income taxes result from the
                                        temporary differences between the
                                        financial statement and income tax
                                        basis of assets and liabilities (see
                                        Note 6).

                            GAIA Technologies, Inc.


                  Summary of Significant Accounting Policies
--------------------------------------------------------------------------------

Loss Per                                Loss per share amounts are based on
Share                                   the weighted average number of common
                                        shares outstanding for all periods
                                        presented.  Common stock equivalents
                                        were not included in the loss per
                                        share calculation for all years
                                        presented because they are
                                        anti-dilutive.

Concentration                           As of October 1994, the company had
of Credit                               cancelled all insurance coverage.
Risk

                            GAIA Technologies, Inc.


                         Notes to Financial Statements
--------------------------------------------------------------------------------


1.  Financial                           Since the inception of the company,
    Condition                           the company has incurred operating
    and Going                           losses and at December 31, 1994, the
    Concern                             company had a negative working
                                        capital position of $2,047,650 and a
                                        capital deficit of $2,729,691.  Also,
                                        during 1995 because of the working
                                        capital position the company has had
                                        limited manufacturing operations.
                                        This situation raises substantial
                                        doubt about the company's ability to
                                        continue as a going concern.
                                        Subsequent to December 31, 1994, the
                                        company has entered into a letter of
                                        intent to sell substantially all
                                        assets of the company (see Note 11).
                                        Absent of any additional debt or
                                        equity financing, the company's
                                        ability to continue as a going
                                        concern is dependent on the
                                        successful completion of the sale.
                                        The financial statements do not
                                        include any adjustments that might
                                        result from the outcome of this
                                        uncertainty.

2. Inventories                          At December 31, 1994 and 1993,
                                        inventories consisted of the following:

                                                             1994        1993
                                        -------------------------------------
                                        Finished goods  $  94,142  $  210,986
                                        Raw material        4,914       1,071
                                        -------------------------------------
                                        Total           $  99,056  $  212,057
                                        =====================================

                            GAIA Technologies, Inc.


                         Notes to Financial Statements
--------------------------------------------------------------------------------

3.  Property and     At December 31, 1994 and 1993, property and equipment
    Equipment        consisted of the following:
                     following:

                                 Estimated
                                    Useful
                             Lives (Years)           1994           1993
                     ----------------------------------------------------
                     Equipment and
                       machinery         7     $  377,023     $  481,356
                     Furniture and
                       fixtures        5-7         35,967         47,227
                     Vehicles            5          5,000          9,238
                     ----------------------------------------------------
                                                  417,990        537,821
                     Less accumulated
                       depreciation              (184,418)      (166,376)
                     ----------------------------------------------------
                                               $  233,572     $  371,445
                     ----------------------------------------------------



4.  Related Party    At December 31, 1994 and 1993, the company had accounts
    Transactions     payable to various stockholders totalling $54,220 and
                     $9,733, respectively, for various administrative expenses incurred on behalf of the company.

                     At December 31, 1994, the company had dividends payable to preferred stockholders totalling $9,328.

                            GAIA Technologies, Inc.

                         Notes to Financial Statements
--------------------------------------------------------------------------------

                     At December 31, 1994 and 1993, the company had various notes payable primarily with related parties as follows:


                                                                1994       1993
                     -----------------------------------------------------------
                     Note payable to a stockholder due
                       on October 21,1995, interest payable
                       monthly at prime plus 2% (10.5% at
                       December 31, 1994), collateralized
                       by substantially all assets of the
                       company                            $  778,000  $  778,000
                     Unsecured note payable to a stock-
                       holder, due on demand, interest
                       payable at 8.5%                       285,784     161,022
                     Unsecured note payable to a stock-
                       holder, due on demand, interest
                       at prime plus 1% (10% at December
                       31, 1994)                             100,000     100,000
                     Unsecured convertible note payable
                       to a stock option holder, due on
                       demand, interest payable at 8.5%,
                       convertible into common stock at
                       approximately $60 per share            50,000      50,000
                     Note payable to a stockholder due on
                       demand, interest payable at 10%,
                       collateralized by the lawsuit
                       proceeds from the settlement
                       discussed in Note 11                   75,000           -
                     Other, non-related                       47,195      18,064
                     -----------------------------------------------------------
                                                          $1,335,979  $1,107,086
                     ===========================================================



                     At December 31, 1994 and 1993, the company had long-term debt agreements with a stockholder totalling $500,000 and $480,000, respectively. The notes bear interest at 8.5%, payable quarterly, with principal due September 13, 1998 and December 13, 1998. The notes are collateralized by common stock warrants issued in association with the debt.

                            GAIA Technologies, Inc.

                         Notes to Financial Statements
--------------------------------------------------------------------------------

                     For the years ended December 31, 1994, 1993 and 1992, the company incurred interest expense on these related party notes totalling approximately $153,000, $102,000 and $64,000, respectively, of which approximately $135,000 and $49,000 remained unpaid at December 31, 1994 and 1993, respectively.

5.  Investment in    Effective January 1, 1994, the company entered into a
    Joint Venture    joint venture agreement with a company that is a
                     stockholder of the company. The company has a 50% ownership interest in the joint venture which is accounted for using the equity method of accounting. The original purpose of the joint venture was to sublicense the hard goods and porous pipe technology on a national and international basis. However, the primarily activity of the joint venture to date has been the pursuit of a patent infringement case in which the company is the plaintiff (see Note 11). The company contributed the porous pipe licenses as their initial contribution to the joint venture, which had no book value at the time of contribution. The company's share of net loss from the joint venture for the year ended
                     December 31, 1994 was $232,262, however, the company was limited to recording a loss of $132,262 which represents the net amount the company is potentially liable for as of December 31, 1994.

                     The following is a summary of financial position at December 31, 1994 and results of operations of the joint venture for the year ended December 31, 1994:


                                                      Amount
                     ---------------------------------------
                     Assets:
                     License agreements, net      $  187,614
                     Other                             3,107
                     ---------------------------------------
                                                    $190,721
                     ---------------------------------------

                            GAIA Technologies, Inc.


                         Notes to Financial Statements
--------------------------------------------------------------------------------



                                                    Amount
                  ----------------------------------------
                  Liabilities and deficit:
                  Note payable to venturer       $ 200,000
                  Accounts payable, legal fees     255,245
                  Deficit                         (264,524)
                  ----------------------------------------
                                                 $ 190,721
                  ========================================
                  Revenues                       $      -
                  Expenses, primarily legal fees   464,524
                  ----------------------------------------
                  Net loss                       $(464,524)
                  ========================================

6.  Income and    Deferred taxes are determined based on the temporary
    Payroll       differences between the financial statement and income tax
    Taxes         basis of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse.

                  The components of deferred income tax assets at December 31, consist of the following:

                                                          1994         1993
                  ---------------------------------------------------------
                  Deferred tax assets:
                  Allowance for doubtful accounts  $    21,000  $         -
                  Net operating loss carryforward    1,619,000    1,265,000
                  ---------------------------------------------------------
                  Net deferred tax asset             1,640,000    1,265,000
                  Valuation allowance               (1,640,000)  (1,265,000)
                  ---------------------------------------------------------
                  Total                            $         -  $         -
                  =========================================================


                  At December 31, 1994 and 1993, the company provided a 100% deferred tax asset valuation allowance because it is unlikely that the company will recognize the deferred tax asset unless the asset sale as described in Note 11 is completed.

                  At December 31, 1994, the company had net operating loss carryfowards of approximately $4,763,000 available to reduce taxable income through the year 2009. The net operating loss carryforwards expire as follows:

                            GAIA Technologies, Inc.


                         Notes to Financial Statements
--------------------------------------------------------------------------------

                      Year ended December 31,        Amount

                      2006                       $  794,000
                      2007                        1,348,000
                      2008                        1,579,000
                      2009                        1,042,000
                      -------------------------------------
                                                 $4,763,000
                      =====================================

                      At December 31, 1994 and 1993, the company had past due payroll taxes totalling $386,642 and $222,612, respectively. The internal revenue service has a lien filed on all assets of the company until these liabilities have been satisfied.

7. Capital Stock,     The company has 18,680 shares of authorized cumulative
   Options And        convertible redeemable preferred stock of which 18,680 and
   Warrants           6,538 shares were outstanding at December 31, 1994 and
                      1993, respectively.

                      The redeemable preferred stock earns dividends at an annual rate of 8% beginning September 1, 1994 payable annually on August 31, of each year. The preferred stockholders have voting rights and are entitled to participate in dividends declared and paid to common stockholders as if their preferred stock had been converted into common stock.

                      The preferred stock has a liquidation preference of $53.53 per share plus all unpaid dividends, and is convertible at the option of the holder into common stock, as determined by dividing $53.53 by the conversion price, as computed in accordance with the agreement.

                      The company is required, in accordance with the mandatory redemption clause, to redeem 20% of the outstanding preferred stock as of August 31, 1995 at a redemption price of $53.53 plus all unpaid dividends, and 25% of the remaining outstanding preferred stock at $53.53 plus all unpaid dividends on August 31, of each year thereafter through August 31, 1999. At any time after August 31, 1996, the company, at its option, may redeem any or all outstanding preferred stock at $53.53 per share plus all unpaid dividends.

                      As of October 2, 1995, the company did not have the funds available to comply with the 20% mandatory redemption as discussed above.

                            GAIA Technologies, Inc.


                         Notes to Financial Statements
--------------------------------------------------------------------------------


                      During the years ended December 31, 1994 and 1993, the company issued common stock warrants totalling 3,822 and 7,786, respectively, in association with certain debt financing. Each warrant allows the holder to purchase one share of common stock at an exercise price of $19.62 and $64.22, respectively, per share and expire on January 13, 2004 and September 13, 2003, respectively.

                      During 1993, the company issued common stock options totalling 1,019 in association with certain debt financing. Each option allows the holder to purchase one share of common stock at an exercise price ranging from $60.15 to $72.20 per share. The stock options have no expiration date. No common stock options or warrants were exercised during the years ended December 31, 1994, 1993 and 1992. Also, the company did not issue any stock options or warrants during the year ended December 31, 1992.

                      At December 31, common stock was reserved for future issuance as follows:

                                                           1994      1993
                                                       (Shares)  (Shares)
                      ---------------------------------------------------
                      Conversion of preferred stock to
                        common stock                      6,538    18,681
                      Stock options outstanding           1,019     1,019
                      Stock Warrants outstanding         11,608     7,786
                      ---------------------------------------------------
                                                         19,165    27,486
                      ===================================================

8.  Major             For the years ended December 31, 1994, 1993 and 1992, the
    Customers         company had sales from four customers representing the
                      following percentage of total sales:

                                     1994      1993      1992
                      ---------------------------------------
                      Customer A       1%       31%       22%
                      Customer B       1%       16%       12%
                      Customer C      23%        7%        6%
                      Customer D       1%       17%       12%
                      =======================================

                            GAIA Technologies, Inc.


                         Notes to Financial Statements
--------------------------------------------------------------------------------



9.  Miscellaneous     During the years ended December 31, 1994 and 1993, the
    Income            company sold certain licensing rights for approximately
                      $119,000 and $100,000, respectively, and recorded it as miscellaneous income.


10. Supplemental      For the years ended December 31, 1994, 1993 and 1992, the
    Cash Flow         company paid interest totalling $66,350, $73,085 and
    Information       $48,803, respectively.

                      During the year ended December 31, 1994, 12,143 shares of preferred stock were converted into 12,143 shares of common stock at $53.53 per share.

                      At December 31,1 994, the company had dividends payable to preferred stockholders totalling $9,328.

11. Subsequent        On June 9, 1995, the company entered into a letter of
    Events            intent to sell substantially all of the assets of the
                      company to a publicly traded company for $2,500,000 in cash and 1,666,667 shares of common stock of the publicly traded company, which was trading at $.94 a share at October 2, 1995. The company plans to use the proceeds to retire existing debts of the company. In association with the letter of intent, the company entered into debt agreements, whereby the purchaser will loan the company up to $1,100,000. The debt bears interest at 10%, is due July
                      1, 1998 and is collateralized by certain assets of the company. On closing of the sale, the purchaser is expected to forgive the amounts advanced under the loan agreements as part of the cash portion of the purchase price. As of October 2, 1995, the company had borrowed $1,020,000 in accordance with these debt agreements.

                      In addition to the debt agreements discussed above, the letter of intent allowed the company to enter into a third debt agreement with the purchaser, whereby the purchaser will loan the company up to $1,000,000 to be used exclusively for the purchase of equipment and working capital needs for the company's hard goods business. The debt bears interest at 10%, is due July 1, 1998 and is collateralized by assets purchased with the proceeds. On closing of the sale, the purchaser is expected to forgive the balance advanced to the company under this debt agreement in consideration for the assets received by the purchaser that were purchased with the proceeds. As of October 2, 1995, the company had borrowed $318,592 in accordance with this agreement.

                            GAIA Technologies, Inc.


                         Notes to Financial Statements
--------------------------------------------------------------------------------

                      In accordance with the letter of intent, the company will receive a 10% licensing fee, as defined by the agreement for a period of five years after the closing. Also, the company will receive a 5% royalty on all revenues as defined by the agreement for a period of fifteen years. Additionally, at closing the company will grant the purchaser an exclusive right and option exercisable at any time during a two year period following the closing to acquire the railroad crosstie business assets, as defined by the agreement, with a one year extension at the option of the purchaser. In exchange for the grant of the option, the purchaser agrees to loan up to $1,500,000 to the company to be used exclusively for the development of the railroad crosstie technology. The loan will bear interest at 10% and is due two years after the earlier of (1) the date the purchaser provides notice that they will not exercise their option or (2) the expiration of the option period. The loan will be secured by 666,667 shares of the common stock of the publicly traded company received from the sale.

                      On March 16, 1995, the company won its patent infringement case in which the company was the plaintiff and a final judgment was entered on behalf of the company for approximately $22,000,000. As of October 2, 1995, the case and final judgment were under appeal. Subsequent to March 16, 1995, the main corporate defendant filed for bankruptcy and the amount and timing of any collection is uncertain. Accordingly, any receivable or gain resulting from the judgment had not been recorded in the company's financial statements as of December 31, 1994. The sale of the assets discussed above does not entitle the purchaser to any amounts or assets that the company may recover in the future as a result of this judgment.